 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 3, 2013 (October 16, 2013)

HEAVY EARTH RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-52979	75-3160134
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

625 Second Street, #280 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(415) 813-5079

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 16, 2013 and in connection with a review by the staff of the Securities and Exchange Commission (“SEC”), the Chief Financial Officer (“CFO”) of Heavy Earth Resources, Inc. (the Registrant), as authorized by the Registrant’s Board of Directors to take such action, concluded that the Registrant’s previously issued financial statements as of and for the years ended December 31, 2012 and 2011, as presented in the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Form 10-K”), and its previously issued financial statements as presented in the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013 (the “June 2013 Form 10-Q”) should no longer be relied upon because of errors in such financial statements as addressed in applicable standards of the Financial Accounting Standards Board.

In response to comments received from the staff of the SEC’s Division of Corporate Finance and after consultation with Q Accountancy Corporation, the Registrant’s independent registered public accountant, on October 16, 2013, the Registrant’s CFO concluded that the Registrant’s did not correctly report the non-cash transactions of the Registrant’s capitalized costs of its oil and gas properties and the corresponding accrued liabilities on its statements of cash flows that were included with the financial statements that the Registrant filed with its 2012 Form 10-K and its June 2013 Form 10-Q.  In addition, on November 12, 2013, after further review of the financial statements that were included with its June 2013 Form 10-Q and after further consultation with the Registrant’s independent registered public accountant, the Registrant’s CFO also concluded that the Registrant needed to reclassify an accrued liability in the condensed consolidated balance sheet that was included with the financial statements that it filed in its June 2013 Form 10-Q to properly reflect the amount as a note payable as of June 30, 2013.  After discussion with its independent registered public accountant, the Registrant’s CFO believes such adjustments are material to the financial statements for the years and periods referred above and accordingly, the Registrant determined to restate the 2012 and 2011 financial statements that were included with the 2012 Form 10-K and the unaudited quarterly financial information presented in the June 2013 Form 10-Q and to present such restated 2012 and 2011 financial statements and unaudited quarterly financial information in amendments to their 2012 Form 10-K and amendments to their June 2013 Form 10-Q.

Concurrent with the filing of this Current Report on Form 8-K, the Registrant will be filing both an amended 2012 Form 10-K and an amended June 2013 Form 10-Q with the SEC that reflect all of the adjustments described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEAVY EARTH RESOURCES, INC.
Date:	December 3, 2013	(Registrant)

		By:	/s/ Anthony Ives
Anthony Ives
Chief Financial Officer